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                                                                    Exhibit 23.1

Consent of Independent Registered Public Accounting Firm


The Board of Directors
Inland Western Retail Real Estate Trust, Inc.:


We consent to the use of the following reports incorporated by reference herein:

-  our report dated November 10, 2003 related to        -  our report dated February 25, 2004 related to
   the historical summary of gross income and              the historical summary of gross income and
   direct operating expenses of Shops at Park Place        direct operating expenses of Dorman Centre for
   for the year ended December 31, 2002,                   the year ended December 31, 2003,
-  our report dated December 4, 2003 related to the     -  our report dated March 3, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of Darien Towne Center for           operating expenses of Heritage Towne Crossing
   the year ended December 31, 2002,                       for the year ended December 31, 2003,
-  our report dated February 24, 2004 related to        -  our report dated May 21, 2004 related to the
   the combined historical summary of gross income         historical summary of gross income and direct
   and direct operating expenses of Properties             operating expenses of Paradise Valley
   Acquired from Thomas Enterprises for the year           Marketplace for the year ended December 31,
   ended December 31, 2003,                                2003,
-  our report dated March 2, 2004 related to the        -  our report dated June 14, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of Hickory Ridge for the year        operating expenses of Best on the Boulevard
   ended December 31, 2003,                                for the year ended December 31, 2003,
-  our report dated March 3, 2004 related to the        -  our report dated June 14, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of CorWest Plaza for the             operating expenses of Bluebonnet Parc for the
   period from May 29, 2003 through December 31,           year ended December 31, 2003,
   2003,
-  our report dated March 3, 2004 related to the        -  our report dated May 25, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of Metro Square Center               operating expenses of North Rivers Town Center
   (SuperValue) for the year ended December 31,            for the period of October 1, 2003
   2003,                                                   (commencement of operations) to December 31,
                                                           2003,
-  our report dated February 26, 2004 related to        -  our report dated June 8, 2004 related to the
   the historical summary of gross income and              historical summary of gross income and direct
   direct operating expenses of Larkspur                   operating expenses of Arvada

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
   Landing for the year ended December 31, 2003,           Marketplace and Connection for the year ended
                                                           December 31, 2003,
-  our report dated February 25, 2004 related to        -  our report dated June 8, 2004 related to the
   the historical summary of gross income and              historical summary of gross income and direct
   direct operating expenses of North Ranch                operating expenses of Eastwood Town Center for
   Pavilion for the year ended December 31, 2003,          the year ended December 31, 2003,
-  our report dated February 26, 2004 related to        -  our report dated May 28, 2004 related to the
   the historical summary of gross income and              historical summary of gross income and direct
   direct operating expenses of La Plaza Del Norte         operating expenses of Watauga Pavilion for the
   for the year ended December 31, 2003,                   period of August 15, 2003 (commencement of
                                                           operations) to December 31, 2003,
-  our report dated March 1, 2004 related to the        -  our report dated June 7, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of MacArthur Crossing for the        operating expenses of Northpointe Plaza for
   year ended December 31, 2003,                           the year ended December 31, 2003,
-  our report dated March 5, 2004 related to the        -  our report dated May 25, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of Promenade at Red Cliff for        operating expenses of Plaza Santa Fe II for
   the year ended December 31, 2003,                       the year ended December 31, 2003,
-  our report dated February 25, 2004 related to        -  our report dated June 7, 2004 related to the
   the historical summary of gross income and              historical summary of gross income and direct
   direct operating expenses of Peoria Crossing for        operating expenses of Pine Ridge Plaza for the
   the year ended December 31, 2003,                       year ended December 31, 2003,
-  our report dated August 13, 2004 related to the      -  our report dated June 7, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of John's Creek Village for          operating expenses of Huebner Oaks Center for
   the period from September 21, 2003 (commencement        the year ended December 31, 2003,
   of operations) to December 31, 2003,
-  our report dated August 3, 2004 related to the       -  our report dated July 15, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of Fullerton Metrocenter for         operating expenses of Lakewood Town Center for
   the year ended December 31, 2003,                       the year ended December 31, 2003,
-  our report dated August 13, 2004 related to the      -  our report dated July 30, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of Northgate North for the           operating expenses of Davis Towne Crossing for
   year ended December 31, 2003,                           the period from July 18, 2003 (commencement of
                                                           operations) to December 31, 2003,
-  our report dated August 18, 2004 related to the      -  our report dated August 1, 2004 related to the
   historical summary of gross income and direct           historical summary of gross income and direct
   operating expenses of Gateway Plaza Shopping            operating expenses of Cranberry Square for the
   Center for the year ended December 31, 2003,            year ended December 31, 2003,
-  our report dated August 11, 2004 related to          -  our report dated August 3, 2004 related to

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
   the historical summary of gross income and direct       the historical summary of gross income and direct
   operating expenses of Forks Town Center for the         operating expenses of Safeway Plaza at Marysville
   year ended December 31, 2003,                           for the year ended December 31, 2003,
-  our report dated September 1, 2004 related to        -  our report dated August 25, 2004 related to
   the historical summary of gross income and              the historical summary of gross income and
   direct operating expenses of Manchester Meadows         direct operating expenses of The Shops at
   for the year ended December 31, 2003,                   Boardwalk for the period from May 30, 2003
                                                           (commencement of operations) to December 31,
                                                           2003,
-  our report dated September 3, 2004 related to        -  our report dated August 6, 2004 related to the
   the historical summary of gross income and              combined historical summary of gross income
   direct operating expenses of Governor's                 and direct operating expenses of the
   Marketplace for the year ended December 31, 2003,       Properties owned by Capital Centre, LLC,
                                                           Gateway Village Limited Partnership, Bel Air
                                                           Square Joint Venture, Towson Circle Joint
                                                           Venture LLP, and Reisterstown Plaza Holdings,
                                                           LLC for the year ended December 31, 2003,
-  our report dated September 10, 2004 related to       -  our report dated September 1, 2004 related to
   the historical summary of gross income and              the historical summary of gross income and
   direct operating expenses of The Columns for the        direct operating expenses of Mitchell Ranch
   period from October 8, 2003 (commencement of            Plaza for the period from June 30, 2003
   operations) to December 31, 2003,                       (commencement of operations) to December 31,
                                                           2003,
-  our report dated September 7, 2004 related to        -  our report dated September 13, 2004 related to
   the historical summary of gross income and              the historical summary of gross income and
   direct operating expenses of Saucon Valley              direct operating expenses of Lincoln Park for
   Square for the year ended December 31, 2003,            the year ended December 31, 2003,
-  our report dated February 13, 2004 related to        -  our report dated December 8, 2004 related to
   the consolidated balance sheet of Inland Western        the combined historical summary of gross
   Retail Real Estate Trust, Inc. as of December           income and direct operating expenses of The
   31, 2003 and the related consolidated statements        Properties Acquired from Bayer Properties for
   of operations, stockholders' equity and cash            the year ended December 31, 2003,
   flows for the period from March 5, 2003
   (inception) through December 31, 2003 and
   related financial statement schedule,
-  our report dated December 8, 2004 related to the     -  our report dated December 9, 2004 related to
   historical summary of gross income and direct           the combined historical summary of gross
   operating expenses of Azalea Square for the             income and direct operating expenses of The
   period from July 4, 2003 (commencement of               Properties Acquired from Donahue Schriber for
   operations) to December 31, 2003,                       the year ended December 31, 2003,
-  our report dated December 8, 2004 related to the     -  our report dated November 3, 2004 related to
   historical summary of gross income and direct           the historical summary of gross income and
   operating expenses of Denton Crossing for the           direct operating expenses of Winchester
   period from August 11, 2003 (commencement of            Commons for the year ended December 31, 2003,
   operations) to December 31, 2003,

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
-  our report dated December 8, 2004 related to the     -  our report dated December 8, 2004 related to
   historical summary of gross income and direct           the historical summary of gross income and
   operating expenses of Gurnee Town Center for the        direct operating expenses of Fox Creek Village
   year ended December 31, 2003,                           for the period from November 12, 2003
                                                           (commencement of operations) to December 31,
                                                           2003,
-  our report dated December 8, 2004 related to the     -  our report dated November 26, 2004 related to
   historical summary of gross income and direct           the historical summary of gross income and
   operating expenses of Mansfield Towne Crossing          direct operating expenses of Northwoods Center
   for the period from July 23, 2003 (commencement         for the year ended December 31, 2003,
   of operations) to December 31, 2003,
-  our report dated December 9, 2004 related to the     -  our report dated December 3, 2004 related to
   historical summary of gross income and direct           the combined historical summary of gross
   operating expenses of Gateway Pavilions for the         income and direct operating expenses of The
   period from February 15, 2003 (commencement of          Properties Acquired from Eastern Retail
   operations) to December 31, 2003,                       Holdings, LP for the year ended December 31,
-  our report dated December 7, 2004 related to the        2003,
   historical summary of gross income and direct        -  our report dated December 8, 2004 related to
   operating expenses of Southlake Town Square for         the historical summary of gross income and
   the year ended December 31, 2003,                       direct operating expenses of Oswego Commons
                                                           for the year ended December 31, 2003,
-  our report dated February 3, 2005 related to the     -  our report dated January 26, 2005 related to
   historical summary of gross income and direct           the historical summary of gross income and
   operating expenses of Henry Town Center for the         direct operating expenses of Shoppes at Lake
   year ended December 31, 2003,                           Andrew for the year ended December 31,
                                                           2004,
-  our report dated March 2, 2005 related to the        -  our report dated February 19, 2005 related to
   combined historical summary of gross income and         the historical summary of gross income and
   direct operating expenses of the Properties             direct operating expenses of Midtown Center
   Acquired from FFI American Market Fund, L.P. for        for the year ended December 31, 2004,
   the year ended December 31, 2004,
-  our report dated March 3, 2005 related to the        -  our report dated February 26, 2005 related to
   historical summary of gross income and direct           the combined historical summary of gross
   operating expenses of Mesa Fiesta for the year          income and direct operating expenses of the
   ended December 31, 2004,                                Properties Acquired from Weber & Company for
                                                           the year ended December 31, 2004,
-  our report dated February 1, 2005 related to the     -  our reports dated March 3, 2005 related to the
   historical summary of gross income and direct           consolidated balance sheets of Inland Western
   operating expenses of Trenton Crossing for the          Retail Real Estate Trust, Inc. as of December
   year ended December 31, 2004,                           31, 2004 and 2003 and the related consolidated
-  our report dated January 22, 2005 related to the        statements of operations, stockholders' equity
   combined historical summary of gross income and         and cash flows for the year ended December 31,
   direct operating expenses of the Properties             2004 and the period from March 5, 2003
   Acquired from Ceruzzi Holdings the year ended           (inception) through December 31, 2003 and
   December 31, 2004,                                      related financial statement schedule,
                                                           management's assessment of the

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
                                                           effectiveness of internal control over financial
                                                           reporting as of December 31, 2004 and the
                                                           effectiveness of internal control over financial
                                                           reporting as of December 31, 2004,
                                                        -  and our report dated February 25, 2005 related
                                                           to the historical summary of gross income and
                                                           direct operating expenses of the Stateline
                                                           Station for the year ended December 31, 2004.

We consent to the use of the following reports, all included herein:

-  our report dated May 25, 2005 related to the         -  our report dated June 3, 2005 related to the
   combined historical summary of gross income and         historical summary of gross income and direct
   direct operating expenses of the Properties             operating expenses of Montecito Crossing the
   Acquired from Ainbinder Company for the year            year ended December 31, 2004,
   ended December 31, 2004,
-  our report dated June 8, 2005 related to the         -  our report dated June 2, 2005 related to the
   combined historical summary of gross income and         historical summary of gross income and direct
   direct operating expenses of the Properties             operating expenses of Gateway for the year
   Acquired from Starwood Wasserman for the year           ended December 31, 2004,
   ended December 31, 2004,
-  our report dated May 20, 2005 related to the         -  our report dated June 8, 2005 related to the
   combined historical summary of gross income and         historical summary of gross income and direct
   direct operating expenses of the Properties             operating expenses of Four Peaks Plaza for the
   Acquired from Ceruzzi Holdings for the year             year ended December 31, 2004,
   ended December 31, 2004,
                                                        -  and our report dated June 4, 2005 related to
                                                           the historical summary of gross income and
                                                           direct operating expenses Brickyard for the
                                                           year ended December 31, 2004.

We consent to the reference to our firm under the heading "Experts" herein. Our reports related to the above Historical Summaries of gross income and direct operating expenses refer to the fact that the statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of revenue and expense.


KPMG LLP


Chicago, Illinois
June 15, 2005